FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, February 3, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.088 per share, payable on February 21, 2014, to shareholders of record on February 13, 2014 (ex-date February 11, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	January 2014 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.009	10.8%	$ 0.009	10.8%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	0.013	14.2%	0.013	14.2%
Net Realized Long-Term Capital Gains	0.066	75.0%	0.066	75.0%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$ 0.088	100.0%	$ 0.088	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 31, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	10.95%
Current Fiscal YTD Annualized Distribution Rate (3)	7.19%

YTD Cumulative Total Return on NAV (4)	-2.09%
YTD Cumulative Distribution Rate (5)	0.60%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

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FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, March 3, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.090 per share, payable on March 20, 2014, to shareholders of record on March 13, 2014 (ex-date March 11, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	February 2014 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.029	31.9%	$ 0.038	21.5%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	0.061	68.1%	0.075	42.2%
Net Realized Long-Term Capital Gains	-	0.0%	0.065	36.3%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$ 0.090	100.0%	$ 0.178	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

February 28, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	12.80%
Current Fiscal YTD Annualized Distribution Rate (3)	6.90%

YTD Cumulative Total Return on NAV (4)	1.48%
YTD Cumulative Distribution Rate (5)	1.15%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, April 1, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.091 per share, payable on April 21, 2014, to shareholders of record on April 11, 2014 (ex-date April 9, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	March 2014 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.030	32.8%	$ 0.068	25.3%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	0.031	34.2%	0.106	39.5%
Net Realized Long-Term Capital Gains	0.030	33.0%	0.095	35.2%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$ 0.091	100.0%	$ 0.269	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

March 31, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	11.70%
Current Fiscal YTD Annualized Distribution Rate (3)	6.90%

YTD Cumulative Total Return on NAV (4)	2.46%
YTD Cumulative Distribution Rate (5)	1.73%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, May 1, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.090 per share, payable on May 19, 2014, to shareholders of record on May 12, 2014 (ex-date May 8, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	April 2014 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.032	35.9%	$ 0.101	28.0%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	0.087	24.3%
Net Realized Long-Term Capital Gains	0.058	64.1%	0.171	47.7%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$ 0.090	100.0%	$ 0.359	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

April 30, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	11.02%
Current Fiscal YTD Annualized Distribution Rate (3)	6.96%

YTD Cumulative Total Return on NAV (4)	2.73%
YTD Cumulative Distribution Rate (5)	2.32%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, June 2, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.091 per share, payable on June 19, 2014, to shareholders of record on June 12, 2014 (ex-date June 10, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	May 2014 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.050	54.7%	$ 0.150	33.3%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	0.012	13.2%	0.099	22.1%
Net Realized Long-Term Capital Gains	0.029	32.1%	0.201	44.6%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$ 0.091	100.0%	$ 0.450	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

May 30, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	10.49%
Current Fiscal YTD Annualized Distribution Rate (3)	6.88%

YTD Cumulative Total Return on NAV (4)	4.65%
YTD Cumulative Distribution Rate (5)	2.87%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

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